UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2018

eBay Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37713	77-0430924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2025 Hamilton Avenue

San Jose, CA 95125

(Address of principal executive offices)

(408) 376-7008

(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2018 Annual Meeting of Stockholders of eBay Inc. (the “Company”) held on May 30, 2018, the Company’s stockholders voted on the following four proposals:

1.	The election of 13 director nominees to serve as members of the Board of Directors until the Company’s 2019 Annual Meeting of Stockholders or until his or her respective successor has been elected and qualified (Proposal 1);

2.	The approval, on an advisory basis, of the compensation of the Company’s named executive officers (Proposal 2);

3.	The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the Company’s fiscal year ending December 31, 2018 (Proposal 3); and

4.	The ratification of special meeting provisions in the Company’s Certificate of Incorporation and Bylaws (Proposal 4).

The following is a summary of the matters voted on at the meeting.

1.	Proposal 1 – Election of Directors. Each of the 13 director nominees proposed by the Company was elected to serve until the Company’s 2019 Annual Meeting of Stockholders or until his or her respective successor has been elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Fred D. Anderson Jr.	784,166,122	15,884,109	399,153	63,428,465
Anthony J. Bates	795,108,736	5,084,509	256,139	63,428,465
Adriane M. Brown	799,676,642	545,640	227,102	63,428,465
Diana Farrell	799,669,233	557,444	222,707	63,428,465
Logan D. Green	794,939,016	5,262,515	247,853	63,428,465
Bonnie S. Hammer	797,811,050	2,418,115	220,219	63,428,465
Kathleen C. Mitic	726,057,909	74,169,022	222,453	63,428,465
Pierre M. Omidyar	794,390,870	5,833,433	225,081	63,428,465
Paul S. Pressler	791,499,789	8,694,328	255,267	63,428,465
Robert H. Swan	797,107,635	3,101,558	240,191	63,428,465
Thomas J. Tierney	785,748,014	14,297,994	403,376	63,428,465
Perry M. Traquina	790,439,414	9,746,797	263,173	63,428,465
Devin N. Wenig	797,267,772	2,933,213	248,399	63,428,465

2.	Proposal 2 – Advisory Vote on Named Executive Officer Compensation. The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
742,624,526	57,404,831	420,027	63,428,465

3.	Proposal 3 – Ratification of Independent Auditors. The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the Company’s fiscal year ending December 31, 2018. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
849,244,340	14,312,954	320,555	n/a

4.	Proposal 4 – Ratification of Special Meeting Provisions. The Company’s stockholders approved the proposal ratifying the special meeting provisions in the Company’s Certificate of Incorporation and Bylaws. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
424,575,996	375,481,945	391,443	63,428,465

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eBay Inc. (Registrant)

Date: June 4, 2018	/s/ Marie Oh Huber
Name: Marie Oh Huber
Title: Senior Vice President, Legal Affairs, General Counsel and Secretary